Prospectus Supplement American Century Diversified Municipal Bond ETF
Supplement dated August 1, 2025 ■ Prospectus dated January 1, 2025

The following replaces the Fees and Expenses table on page 2 of the prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%
Fee Waiver[1]	0.02%
Total Annual Fund Operating Expenses After Fee Waiver	0.27%
1 The advisor has agreed to waive 0.02 percentage points of the fund’s management fee. The advisor expects this waiver to continue until July 31, 2026 and cannot terminate it prior to such date without the approval of the Board of Trustees.

The following replaces the Example section on page 2 of the prospectus:
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$28	$91	$161	$367

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